UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2009

TechniScan, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah		84106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 521-0444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2009, the registrant, TechniScan, Inc. ("TechniScan") and Esaote S.p.A., an Italian company ("Esoate") entered into a non-binding Manufacturing Letter of Intent dated and effective as of November 12, 2009 ("Letter of Intent"). The Letter of Intent is in regards to a production and supply agreement between Esaote and TechniScan concerning the manufacturing of TechniScan's SVARA device (f/k/a the WBU system). The parties do not expect to negotiate the supply agreement until June 2010 at the earliest, and if agreed upon, to execute the agreement on or before October 1, 2010. The Letter of Intent may be terminated by either party at any time, upon 30 business days written notice to the other party.

On December 2, 2009, Esaote and TechniScan entered into Supplement Number One to Original Equipment Manufacturing Agreement and Engineering Support Agreement ("Supplement"). Pursuant to the Supplement, Esaote will provide additional components, development services and miscellaneous costs to support the further development of TechniScan's products ("Supplemental Services"). Esaote began providing the Supplemental Services on or about October 1, 2009 and the Supplement was dated and effective as of November 10, 2009. In consideration of the Supplemental Services, Esaote will receive, at Esaote'e election, either (a) additional shares of TechniScan's common stock in an amount as determined once the Supplemental Services are completed or terminated; or (b) payment in cash in the amount of the Supplemental Services as determined in the Supplement and the Original Equipment Manufacturing Agreement and Engineering Support Agreement (the "Agreement"). Esaote must make its election of either cash or stock sometime in the second quarter of 2010. The Supplemental Services are valued at the sum of $1,008,417. The term of the Supplement will continue for the remaining term of the Agreement. The term of the Agreement commenced on February 11, 2008 and continues in effect for a period of 24 months, and has automatically been renewed for a further period of 36 months.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Manufacturing Letter of Intent between TechniScan, Inc. and Esaote S.p.A, dated December 2, 2009.

10.2 Supplement Number One to Original Equipment Manufacturing Agreement and Engineering Support Agreement, dated December 2, 2009.

**Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TechniScan undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

December 8, 2009	By:	/s/ David C. Robinson

Name: David C. Robinson
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Manufacturing Letter of Intent
10.2	Supplement Number One to Original Equipment Manufacturing Agreement and Engineering Support Agreement